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                                                                   EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71332) of iLinc Communications, Inc., of our report dated July 11, 2002, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated July 11, 2002 relating to the financial statement schedules which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Phoenix, Arizona
June 29, 2004